UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 ____________________________________________

FORM 8-K
____________________________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):               October 19, 2016
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Joy Global Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-09299	39-1566457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Wisconsin Avenue, Suite 2780
Milwaukee, WI 53202
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
(414) 319-8500

(Former Name or Former Address, if Changed Since Last Report):
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On October 19, 2016, Joy Global Inc., a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) to vote on the proposals described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 2, 2016, as amended and supplemented on September 29, 2016 and October 3, 2016. As of September 1, 2016, the record date for the Special Meeting, there were 98,162,806 shares of common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, there were 78,358,823 shares of common stock represented in person or by proxy, which number constituted a quorum.

Proposal #1

Stockholders were asked to approve the adoption of the Agreement and Plan of Merger, dated as of July 21, 2016 (the “Merger Agreement”) by and among the Company, Komatsu America Corp. (“Komatsu America”), Pine Solutions Inc., a wholly owned subsidiary of Komatsu America (“Merger Sub”), and (solely for the purposes specified in the Merger Agreement) Komatsu Ltd., pursuant to which Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Komatsu America (the “Merger”). This proposal required the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting. Stockholders approved the adoption of the Merger Agreement by the vote listed below:

For	Against	Abstained	Broker Non-Votes
76,480,214	422,079	1,456,530	0

Proposal #2

Stockholders were asked to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to our named executive officers in connection with the Merger. This proposal required the affirmative vote of holders of a majority of the shares of common stock present or represented by proxy at the Special Meeting and entitled to vote thereon. Stockholders did not approve the specified compensation that may be paid or become payable to our named executive officers in connection with the Merger by the vote listed below:

For	Against	Abstained	Broker Non-Votes
28,706,339	47,673,978	1,978,506	0

Proposal #3

The proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies to approve the proposal to adopt the Merger Agreement or in the absence of a quorum, was not voted upon at the Special Meeting because sufficient votes were received to adopt the Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOY GLOBAL INC.

Date: October 19, 2016	By:	/s/ Matthew S. Kulasa
Matthew S. Kulasa
Vice President, Controller
and Chief Accounting Officer
(Principal Accounting Officer)